UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                October 24, 2007

                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                    0-12695                    94-2669985
     (State of            (Commission File Number)          (IRS Employer
    Incorporation)                                        Identification No.)


            6024 Silver Creek Valley Road, San Jose, California 95138
               (Address of principal executive offices) (Zip Code)


                                 (408) 284-8200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Integrated Device Technology, Inc. ("IDT") announced that Gregory Lang will be resigning as IDT's president and chief executive officer upon satisfactory completion of a search for his successor. Mr. Lang has served as president and chief executive officer of IDT since January 2003 and will continue in his current capacity until a replacement is found.

         The foregoing description of Mr. Lang's planned resignation is qualified in its entirety by reference to IDT's press release dated October 24, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (d)    Exhibits.

                       99.1    Press release dated October 24, 2007.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 2007

                                         INTEGRATED DEVICE TECHNOLOGY, INC.




                                    By:  /s/ Clyde R. Hosein
                                         ---------------------------------------
                                         Clyde R. Hosein
                                         Vice President and Chief Financial
                                         Officer
                                         (duly authorized officer)

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                                  EXHIBIT INDEX

Exhibit No             Description

99.1                   Press release dated October 24, 2007.

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